10:00 AM 09/03/09 Accrual Basis	B2 Digital dba Hotel Movie Network Balance Sheet As of September 3, 2009

Sep 3, 09
ASSETS
Current Assets
Checking/Savings
American Express	-2,764.11
Bank Non-Cash Deposit Correctio	-15.09
C3D Bank Account	1,623.00
Checking at Bank of America	552.60
Coast Communications	-172.90
credit card	458.10
eagle west loan	-4,611.35
Loan Payable to EWP	-7,610.17
Office Petty Cash Account	43.97
Paul's Discover	-404.90
Total Checking/Savings	-12,900.85

Accounts Receivable
Accounts Receivable	291,693.83
Total Accounts Receivable	291,693.83

Other Current Assets
Bad Debt Allowance	-218,655.35
Employee Advances	-33.00
Inventory Asset	2,327,272.82
Inventory Asset Valuation Allow	-2,041,028.65
Loan to .....	24,546.55
Total Other Current Assets	92,102.37

Total Current Assets	370,895.35
Fixed Assets
Accum. Deprec. E & M	-918,252.23
Equipment & Machinery	357,282.06
Field Test Equipment
Equipment-Other	1,103.12
FTG	23,939.97
PPV	9,865.69
Field Test Equipment - Other	2,214.00
Total Field Test Equipment	37,122.78

Leasehold Improvements	29,485.46
Office Equipment
Bench Test Equipment	1,248.77
Computer	16,058.54
Office Equipment - Other	6,791.64
Total Office Equipment	24,098.95

Office Furniture	1,367.00
Total Fixed Assets	-468,895.98

Other Assets

10:00 AM 09/03/09 Accrual Basis	B2 Digital dba Hotel Movie Network Balance Sheet As of September 3, 2009

Sep 3, 09
Hotel Movie Express Equipment	470,163.30
Total Other Assets	470,163.30

TOTAL ASSETS	372,162.67

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	29,365.29
Total Accounts Payable	29,365.29

Credit Cards
American Express Business Gold	-623.85
Total Credit Cards	-623.85

Other Current Liabilities
Customeer Deposit	629.74
Ernerst McKay	50,000.00
Paul LaBarre	49,350.00
Retainers	1,125.77
Total Other Current Liabilities	101,105.51

Total Current Liabilities	129,846.95
Long Term Liabilities
Free To Guest Deposit Account	7,588.70
Total Long Term Liabilities	7,588.70
Total Liabilities	137,435.65

Equity
Common Stock	25,000.00
Inventory Allowance	-220.62
Paid in capital	1,873,072.00
Retained Earnings	-1,659,688.23
Net Income	-3,436.13
Total Equity	234,727.02

TOTAL LIABILITIES & EQUITY	372,162.67

10:17 AM 09/03/09 Accrual Basis	B2 Digital dba Hotel Movie Network Profit & Loss April 2008 through March 2009

Apr '08 - Mar 09
Ordinary Income/Expense
Income
Sales
Free To Guest
Directv Commisions	6,520.62
FTG Adjustment	-1,200.00
Free To Guest - Other	113,076.12
Total Free To Guest	118,396.74

Sales - Other	32,876.75
Total Sales	151,273.49

Total Income	151,273.49
Cost of Goods Sold
Cost of Goods Sold	1,409.77
Progrming Fees
FTG Fees	90,005.78
Progrming Fees - Other	1,636.14
Total Progrming Fees	91,641.92

Sales Adjustments	600.00
Total COGS	93,651.69

Gross Profit	57,621.80

Expense
Bankcard Services
Visa/MC	76.00
Total Bankcard Services	76.00
Fees	10.35
Fees Ex.	1,470.24
INTERNET SERVICES	1,307.00
Late Fee	8.00
Licenses and Permits	115.00
Office and Storage Expences
Rent	15,460.32
Storage Units	1,381.94
Office and Storage Expences - Other	344.80
Total Office and Storage Expences	17,187.06

Office Supplies	274.76
Parts
Computer	855.00
Parts - Other	47.85
Total Parts	902.85

Payroll Expenses	3,850.00
Postage and Delivery

10:17 AM 09/03/09 Accrual Basis	B2 Digital dba Hotel Movie Network Profit & Loss April 2008 through March 2009

Apr '08 - Mar 09
Pitney Bowes Postage Machine	321.40
Postage Refil	675.49
UPS
Service Charges	284.34
Shipping Charge Corrections	81.64
UPS - Other	1,386.84
Total UPS	1,752.82

Total Postage and Delivery	2,749.71
Professional Fees
Legal Fees	775.78
Professional Fees - Other	2,618.00
Total Professional Fees	3,393.78

Service Charges
American Express	87.33
Merchant Fees
EPS	92.04
Northern Leasing	1,289.42
Total Merchant Fees	1,381.46

Service Charges - Other	62.75
Total Service Charges	1,531.54

Taxes	36.26
Telephone	664.57
Travel & Ent
Travel	250.00
Total Travel & Ent	250.00

UNKNOWN	-1,000.00
Utilities
Water, Gas & Trash	549.26
Total Utilities	549.26

Vehicles
Vehicle Maintenance	101.61
Total Vehicles	101.61

Work Expense
Gas	60.90
Work Expense - Other	8,006.34
Total Work Expense	8,067.24

Total Expense	41,545.23

Net Ordinary Income	16,076.57

Net Income	16,076.57